Exhibit 99.1


         GameStop Reports Record Sales and Earnings for 2005;
                 Fourth Quarter EPS Exceeds Guidance;
                2006 Guidance Signals Strong Momentum


    GRAPEVINE, Texas--(BUSINESS WIRE)--March 21, 2006--GameStop Corp. (NYSE:GME)(NYSE:GME.B), the world's largest video game and entertainment software retailer, today reported record sales and earnings for the fourth quarter and full year ended January 28, 2006.

    Fourth Quarter Financial Results

    Earnings were $85.0 million for the fourth quarter of 2005, including merger- related expenses of $2.3 million ($1.4 million, net of tax benefits), as compared to earnings of $34.5 million in the prior year quarter. Diluted earnings per share were $1.10 for the fourth quarter of 2005, including merger-related expenses of $0.02 per diluted share, as compared to $0.64 per diluted share in the prior year quarter, significantly exceeding prior guidance.
    GameStop sales increased 135.2% to $1,666.9 million in the fourth quarter, in comparison to $708.7 million in the prior year quarter, which was primarily due to the addition of the Electronics Boutique stores acquired in October 2005. On a comparable store basis, sales decreased 0.3% during the fourth quarter.

    Full Year Financial Results

    Earnings were $100.8 million for fiscal 2005, including merger-related expenses of $21.1 million ($13.3 million, net of tax benefits), as compared to earnings of $60.9 million in fiscal 2004. Diluted earnings per share were $1.61 for fiscal 2005, including merger related expenses of $0.21 per diluted share, as compared to $1.05 per diluted share in 2004.
    GameStop sales were $3,091.8 million for fiscal 2005, an increase of 67.8% over fiscal 2004 sales of $1,842.8 million. On a comparable store basis, sales decreased 1.4% during fiscal 2005.
    "2005 was an exceptional year for GameStop and our shareholders," indicated R. Richard Fontaine, Chairman and Chief Executive Officer. "Our Class A shares began the fiscal year at $18.90 and closed fiscal 2005 at $39.14, a 107% increase, and have continued to rise in 2006. Clearly, our merger with EB Games in October was well received in the market and, I believe, is a reflection of our outstanding position and immense potential in a growing business."
    "We achieved record sales, increased gross margins, and kept expenses well under control in the midst of explosive growth. Our operating margins increased to 6.2%, and net earnings for the year surpassed $100 million," reported Fontaine. "Tight execution of our integration plans have already begun to yield significant synergies and have resulted in improved cash flow with a year end cash balance of over $400 million."
    "GameStop's market share has grown every year," noted Fontaine. "And with the merger completed, we now have a 21% share of all new video game sales in the U.S. according to the NPD Group."
    "We continue to define ourselves as a growth company. That commitment was never more evident than in 2005, when we opened 792 new stores, including 450 in the U.S. and 342 internationally," remarked Fontaine. "In 2006, we plan to open 400 new stores, slowing slightly to give our field organization time to digest all of the changes of the integration, and ramp up to an estimated 600 stores in each of the next two years."
    "We have an excellent and deep management team, our business plan is sound, and our opportunities are great. We are very excited about the future of GameStop," concluded Fontaine.

    Business Outlook

    For fiscal 2006 (the 53-week year ending February 3, 2007), sales are projected to grow between 14.0% and 17.0% on a pro forma basis, with comparable store sales increasing from +6.0% to +9.0%, highlighted by the anticipated launches of Sony's PlayStation 3 and Nintendo's Revolution in November. Diluted earnings per share for the full year are expected to range from $1.83 to $1.93, including projected stock-based compensation expense of $21.2 million ($13.4 million, net of tax benefits), or $0.17 per diluted share. Excluding projected stock-based compensation, full year diluted earnings per share are expected to range from $2.00 to $2.10.
    For the first quarter of fiscal 2006, the company expects comparable store sales to range from -7.0% to -9.0%, due primarily to the launch of Sony's PSP in the prior year quarter, while diluted earnings per share are expected to range from $0.04 to $0.05, including expected stock-based compensation expense of $5.2 million ($3.2 million, net of tax benefit), or $0.04 per diluted share. This compares to a pro forma loss of $0.01 per diluted share in the prior year quarter.
    Synergies related to the merger with Electronics Boutique remain on schedule and the company now forecasts savings ranging from $70 to $80 million in fiscal 2006. These synergies represent the elimination of duplicate general office and warehousing costs, advertising efficiencies, freight savings, benefits from applying GameStop's merchandising algorithms to EB's used video game category, and other fixed cost savings.
    Including projected pro forma fiscal 2006 EPS growth of 81%, the company currently expects that EPS could grow approximately 25% annually for each of the next three years based upon expected strong video game industry fundamentals, continued merger synergies and excellent cash generation.
    Note that guidance does not include merger costs related to the business combination.
    Fiscal 2005 pro forma statements of operations have been provided in Schedule C as if the acquisition of Electronics Boutique Holding Corp. took place at the beginning of fiscal 2005. In addition, the pro forma statements of operations include stock-based compensation expense as if SFAS No. 123(R) was implemented at the beginning of fiscal 2005.

    Conference Call and Webcast Information

    A conference call with GameStop Corp.'s management is scheduled for March 21, 2006 at 11:00 a.m. ET to discuss the fourth quarter and full year 2005 sales and earnings results. The conference call will be simulcast on the Internet at
(http://www.gamestop.com/investor-relations/). The conference call will be archived on the website until April 4, 2006.

    About GameStop Corp.

    Headquartered in Grapevine, TX, GameStop Corp. (NYSE:GME)(NYSE:GME.B) is the world's largest video game and entertainment software retailer. The company operates 4,490 retail stores across the United States and in fourteen countries worldwide. The company also owns two e-commerce sites, GameStop.com and EBgames.com, and Game Informer(R) magazine, a leading video and computer game publication. GameStop Corp. sells the most popular new software, hardware and game accessories for the PC and next generation video game systems from Sony, Nintendo, and Microsoft. In addition, the company sells computer and video game magazines and strategy guides, action figures, and other related merchandise. General information on GameStop Corp. can be obtained at the company's corporate Website: http://www.gamestop.com/investor-relations/.

    Safe Harbor

    This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, the outlook for fiscal 2006 and beyond, future financial and operating results, projected store openings, the company's plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of GameStop's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the risk that the businesses of GameStop and Electronics Boutique will not be integrated successfully or that the cost savings and other synergies from the combination may not be fully realized or may take longer to realize than expected; the inability to obtain sufficient quantities of product to meet consumer demand; the timing of the release of the next generation consoles, including Sony's PlayStation 3 and Nintendo's Revolution; and economic and other events that could reduce or impact consumer demand. Additional factors that could cause GameStop's results to differ materially from those described in the forward-looking statements can be found in the Annual Reports on Forms 10-K/A of GameStop and Electronics Boutique for the fiscal year ended January 29, 2005 filed with the SEC and available at the SEC's Internet site at http://www.sec.gov.


                            GameStop Corp.
                       Statements of Operations
                (in thousands, except per share data)

                                        13 weeks         13 weeks
                                          ended            ended
                                    January 28, 2006  January 29, 2005
                                     ---------------- ----------------

Sales                                     $1,666,914         $708,740
Cost of sales                              1,225,796          529,327
                                     ---------------- ----------------

   Gross profit                              441,118          179,413

Selling, general and administrative
    expenses                                 259,974          113,149
Depreciation and amortization                 26,283           10,284
Merger-related expenses                        2,271                -
                                     ---------------- ----------------

Operating earnings                           152,590           55,980

Interest expense, net                         18,635              489
                                     ---------------- ----------------

Earnings before income tax expense           133,955           55,491

Income tax expense                            48,940           20,974
                                     ---------------- ----------------

Net earnings                                 $85,015          $34,517
                                     ================ ================

Earnings per common share:
     Basic                                     $1.17            $0.68
     Diluted                                   $1.10            $0.64

Weighted average common shares
     outstanding:
     Basic                                    72,406           50,702
     Diluted                                  77,387           54,155


Percentage of Sales:
--------------------

Sales                                          100.0%           100.0%
Cost of sales                                   73.5%            74.7%
                                     ---------------- ----------------

Gross profit                                    26.5%            25.3%

SG&A expenses                                   15.6%            16.0%
Depreciation and amortization                    1.6%             1.4%
Merger-related expenses                          0.2%              --
                                     ---------------- ----------------

Operating earnings                               9.1%             7.9%

Interest expense, net                            1.1%             0.1%
                                     ---------------- ----------------

Earnings before income tax expense               8.0%             7.8%

Income tax expense                               2.9%             2.9%
                                     ---------------- ----------------

Net earnings                                     5.1%             4.9%
                                     ================ ================


                            GameStop Corp.
                       Statements of Operations
                (in thousands, except per share data)

                                       52 weeks           52 weeks
                                         ended              ended
                                    January 28, 2006  January 29, 2005
                                    ---------------- -----------------

Sales                                   $3,091,783         $1,842,806
Cost of sales                            2,219,753          1,333,506
                                    ---------------  -----------------

   Gross profit                            872,030            509,300

Selling, general and administrative
 expenses                                  599,343            373,364
Depreciation and amortization               66,355             36,789
Merger-related expenses                     13,600                  -
                                    ---------------  -----------------

Operating earnings                         192,732             99,147

Interest expense, net                       25,292                236
Merger-related interest expense              7,518                  -
                                    ---------------  -----------------

Earnings before income tax expense         159,922             98,911

Income tax expense                          59,138             37,985
                                    ---------------  -----------------

Net earnings                              $100,784            $60,926
                                    ===============  =================

Earnings per common share:
     Basic                                   $1.74              $1.11
     Diluted                                 $1.61              $1.05

Weighted average common shares
     outstanding:
     Basic                                  57,920             54,662
     Diluted                                62,486             57,796


Percentage of Sales:
--------------------

Sales                                        100.0%             100.0%
Cost of sales                                 71.8%              72.4%
                                    ---------------  -----------------

Gross profit                                  28.2%              27.6%

SG&A expenses                                 19.4%              20.2%
Depreciation and amortization                  2.2%               2.0%
Merger-related expenses                        0.4%                --
                                    ---------------  -----------------

Operating earnings                             6.2%               5.4%

Interest expense, net                          0.8%               0.0%
Merger-related interest expense                0.2%                --
                                    ---------------  -----------------

Earnings before income tax expense             5.2%               5.4%

Income tax expense                             1.9%               2.1%
                                    ---------------  -----------------

Net earnings                                   3.3%               3.3%
                                    ===============  =================


                            GameStop Corp.
                            Balance Sheets
                (in thousands, except per share data)

                                           January 28,    January 29,
                                              2006           2005
                                           ------------   ------------
ASSETS:
Current assets:
       Cash and cash equivalents          $    401,593   $    170,992
       Receivables, net                         38,738          9,812
       Merchandise inventories                 603,178        216,296
       Prepaid expenses and other current
        assets                                  16,339         18,400
       Prepaid taxes                            19,135          3,703
       Deferred taxes                           42,282          5,785
                                           ------------   ------------
            Total current assets             1,121,265        424,988
                                           ------------   ------------

Property and equipment:
       Land                                     10,257          2,000
       Buildings & leasehold improvements      262,363        106,428
       Fixtures and equipment                  340,198        184,536
                                           ------------   ------------
                                               612,818        292,964
       Less accumulated depreciation and
        amortization                           180,693        124,565
                                           ------------   ------------
            Net property and equipment         432,125        168,399
                                           ------------   ------------

Goodwill, net                                1,392,352        320,888
Assets to be disposed of                        19,297              -
Other noncurrent assets                         50,080          1,708
                                           ------------   ------------
            Total assets                  $  3,015,119   $    915,983
                                           ============   ============


LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
       Accounts payable                   $    543,288        206,739
       Accrued liabilities                     331,859         94,983
       Notes payable, current portion           12,527         12,173
                                           ------------   ------------
            Total current liabilities          887,674        313,895

Deferred taxes                                  12,938         21,257
Other long-term liabilities                     36,331         13,473
Notes payable, long-term portion                21,675         24,347
Senior floating and fixed rate notes
 payable, net of discount                      941,788              -
                                           ------------   ------------
            Total liabilities             $  1,900,406   $    372,972
                                           ------------   ------------

Stockholders' equity:
       Preferred stock - authorized 5,000
        shares; no shares issued or
        outstanding                                  -              -
       Class A common stock - $.001 par
        value; authorized 300,000 shares;
        42,895 and 24,189 shares issued
        and outstanding, respectively               43             24
       Class B common stock - $.001 par
        value; authorized 100,000 shares;
        29,902 shares issued and
        outstanding                                 30             30
       Additional paid-in-capital              921,349        500,769
       Accumulated other comprehensive
        income                                     886            567
       Retained earnings                       192,405         91,621
       Treasury stock, at cost, 3,263
        shares                                       -        (50,000)
                                           ------------   ------------
            Total stockholders' equity       1,114,713        543,011
                                           ------------   ------------
          Total liabilities and
           stockholders' equity           $  3,015,119   $    915,983
                                           ============   ============


                              Schedule A
                            GameStop Corp.
                           Retail Sales Mix

                               13 Weeks Ended         13 Weeks Ended
                              January 28, 2006       January 29, 2005
                           -----------------------   -----------------
                                           Percent             Percent
                              Sales       of Total    Sales   of Total
                            -----------  ----------   ------- --------
Sales (in millions):

New video game hardware   $     329.1        19.8%  $  100.3     14.2%
New video game software         705.5        42.3%     319.2     45.0%
Used video game products        348.6        20.9%     156.5     22.1%
Other                           283.7        17.0%     132.7     18.7%

                           ----------- -----------   -------- --------
     Total                $   1,666.9       100.0%  $  708.7    100.0%
                           =========== ===========   ======== ========

                               52 Weeks Ended         52 Weeks Ended
                              January 28, 2006       January 29, 2005
                           -----------------------   -----------------
                                         Percent              Percent
                              Sales     of Total      Sales   of Total
                           ----------- -----------   -------- --------
Sales (in millions):

New video game hardware   $     503.2        16.3%  $  209.2     11.4%
New video game software       1,244.9        40.3%     776.7     42.1%
Used video game products        808.0        26.1%     511.8     27.8%
Other                           535.7        17.3%     345.1     18.7%

                           ----------- -----------   -------- --------
     Total                $   3,091.8       100.0%  $1,842.8    100.0%
                           =========== ===========   ======== ========


                              Schedule B
                            GameStop Corp.
                           Gross Profit Mix


                                 13 Weeks Ended       13 Weeks Ended
                                January 28, 2006     January 29, 2005
                               ------------------    -----------------
                                          Gross                 Gross
                                 Gross    Profit       Gross   Profit
                                Profit   Percent      Profit   Percent
                               --------- --------    --------- -------

Gross Profit (in millions):

New video game hardware       $    21.0      6.4%   $     3.1     3.1%
New video game software           150.2     21.3%        61.6    19.3%
Used video game products          171.7     49.3%        71.1    45.4%
Other                              98.2     34.6%        43.6    32.9%

                               ---------             ---------
     Total                    $   441.1     26.5%   $   179.4    25.3%
                               =========             =========

                                 52 Weeks Ended       52 Weeks Ended
                                January 28, 2006     January 29, 2005
                               ------------------    -----------------
                                          Gross                 Gross
                                 Gross    Profit       Gross   Profit
                                Profit   Percent      Profit   Percent
                               --------- --------    --------- -------

Gross Profit (in millions):

New video game hardware       $    30.9      6.1%   $     8.5     4.1%
New video game software           266.5     21.4%       151.9    19.6%
Used video game products          383.0     47.4%       231.6    45.3%
Other                             191.6     35.8%       117.3    34.0%

                               ---------             ---------
     Total                    $   872.0     28.2%   $   509.3    27.6%
                               =========             =========


                              Schedule C
----------------------------------------------------------------------

                            GAMESTOP CORP.
 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS


                Historical    Historical
For the          GameStop     Electronics                  GameStop
 thirteen weeks   Corp.        Boutique                      Corp
 ended April    April 30,      April 30,    Pro Forma        Pro
 30, 2005        2005(a)        2005(a)    Adjustments      Forma
                ----------    -----------  -----------     --------
Sales          $  474,727    $   504,905  $        --     $979,632

Cost of sales     348,690        374,845           --      723,535
                ----------    -----------  -----------     --------
 Gross profit     126,037        130,060           --      256,097

S, G and A
 expenses          98,986        114,342           --      213,328
Depr. and
 Amort.            10,194         10,797        1,204 (c)   22,195
Merger-related
 expenses              --          1,500       (1,500)(b)       --
Stock-based
 compensation          --             --        2,576 (j)    2,576
                ----------    -----------  -----------     --------
 Operating
  earnings         16,857          3,421       (2,280)      17,998

Interest
 expense, net          83           (917)      20,374(d)(e) 19,540
Merger-related
 int. expense          --             --           --           --
                ----------    -----------  -----------     --------
 Earnings (loss)
  before income
  tax exp.
  (benefit)        16,774          4,338      (22,654)      (1,542)

Income tax
 expense
 (benefit)          6,448          1,561       (8,587)(f)     (578)
                ----------    -----------  -----------     --------

 Net earnings
  (loss)       $   10,326    $     2,777  $   (14,067)    $   (964)
                ==========    ===========  ===========     ========


Net earnings
 (loss) per
 Class A & B
 common share-
 basic         $     0.20(h) $      0.11                  $  (0.01)(i)
                ==========    ===========                  ========


Weighted avg
 shares of
 common stock-
 basic             51,000         24,696       (4,467)(g)   71,229
                ==========    ===========  ===========     ========

Net earnings
 (loss) per
 Class A & B
 common share-
 diluted       $     0.19(h) $      0.11                  $  (0.01)(i)
                ==========    ===========                  ========


Weighted avg
 shares of
 common stock-                                        (g)
 diluted           54,490         25,079       (8,340)(k)   71,229
                ==========    ===========  ===========     ========


                            GAMESTOP CORP.
 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS


                Historical     Historical
For the          GameStop     Electronics                  GameStop
 thirteen weeks   Corp.         Boutique                     Corp
 ended July 30,  July 30,       July 30,    Pro Forma        Pro
 2005            2005(a)        2005(a)    Adjustments       Forma
                ----------    ------------ -----------     --------
Sales          $  415,930    $    446,511 $        --     $862,441

Cost of sales     287,775         311,592          --      599,367
                ----------    ------------ -----------     --------
 Gross profit     128,155         134,919          --      263,074


S, G and A
 expenses         104,311         120,090          --      224,401
Depr. and
 Amort.            10,654          11,573         427(c)    22,654
Merger-related
 expenses              --           1,400      (1,400)(b)       --
Stock-based
 compensation          --              --       2,785(j)     2,785
                ----------    ------------ -----------     --------
 Operating
  earnings         13,190           1,856      (1,812)      13,234

Interest
 expense, net         144            (675)     20,424(d)(e) 19,893
Merger-related
 int. expense          --              --          --           --
                ----------    ------------ -----------     --------
 Earnings (loss)
  before income
  tax exp.
  (benefit)        13,046           2,531     (22,236)      (6,659)

Income tax
 expense
 (benefit)          5,143             911      (8,502)(f)   (2,448)
                ----------    ------------ -----------     --------

 Net earnings
  (loss)       $    7,903    $      1,620 $   (13,734)    $ (4,211)
                ==========    ============ ===========     ========


Net earnings
 (loss) per
 Class A & B
 common share-
 basic         $     0.15(h) $       0.06                 $  (0.06)(i)
                ==========    ============                 ========


Weighted avg
 shares of
 common stock-
 basic             51,646          25,096      (4,867)(g)   71,875
                ==========    ============ ===========     ========

Net earnings
 (loss) per
 Class A & B
 common share-
 diluted       $     0.14(h) $       0.06                 $  (0.06)(i)
                ==========    ============                 ========


Weighted avg
 shares of
 common stock-                                        (g)
 diluted           56,508          25,467     (10,100)(k)   71,875
                ==========    ============ ===========     ========


                            GAMESTOP CORP.
 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS


                Historical     Historical
For the          GameStop      Electronics                 GameStop
 thirteen weeks    Corp.         Boutique                    Corp
 ended October  October 29,    October 8,    Pro Forma       Pro
 29, 2005         2005(a)        2005(a)    Adjustments      Forma
                -----------    -----------  -----------    --------

Sales          $   534,212    $   350,691  $        --    $884,903

Cost of sales      357,492        248,738           --     606,230
                -----------    -----------  -----------    --------
 Gross profit      176,720        101,953           --     278,673


S, G and A
 expenses          136,072         96,992           --     233,064
Depr. and
 Amort.             19,224          8,203       (4,271)(c)  23,156
Merger-related
 expenses           11,329             --      (11,329)(b)      --
Stock-based
 compensation           --             --        2,798(j)    2,798
                -----------    -----------  -----------    --------
 Operating
  earnings          10,095         (3,242)      12,802      19,655

Interest                                              (d)
 expense, net        6,430           (335)      14,176(e)   20,271
Merger-related
 int. expense        7,518             --       (7,518)(b)      --
                -----------    -----------  -----------    --------
 Earnings (loss)
  before income
  tax exp.
  (benefit)         (3,853)        (2,907)       6,144        (616)

Income tax
 expense
 (benefit)          (1,393)        (1,057)       2,212(f)     (238)
                -----------    -----------  -----------    --------

 Net earnings
  (loss)       $    (2,460)   $    (1,850) $     3,932    $   (378)
                ===========    ===========  ===========    ========


Net earnings
 (loss) per
 Class A & B
 common share-
 basic         $     (0.04)(h)$     (0.07)                $  (0.01)(i)
                ===========    ===========                 ========


Weighted avg
 shares of
 common stock-
 basic              56,630         25,504       (9,943)(g)  72,191
                ===========    ===========  ===========    ========

Net earnings
 (loss) per
 Class A & B
 common share-
 diluted       $     (0.04)(h)$     (0.07)                $  (0.01)(i)
                ===========    ===========                 ========


Weighted avg
 shares of
 common stock-                                         (g)
 diluted            56,630         25,715      (10,154)(k)  72,191
                ===========    ===========  ===========    ========


                            GAMESTOP CORP.
  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS


               Historical
For the         GameStop      Historical
 thirteen        Corp.        Electronics
 weeks ended    January         Boutique                   GameStop
 January 28,      28,         October 8,    Pro Forma        Corp
 2006           2006(a)         2005(a)    Adjustments    Pro Forma
               ----------     -----------  -----------    ----------

Sales         $1,666,914     $        --  $        --    $1,666,914

Cost of sales  1,225,796              --           --     1,225,796
               ----------     -----------  -----------    ----------
 Gross profit    441,118              --           --       441,118


S, G and A
 expenses        259,974              --           --       259,974
Depr. and
 Amort.           26,283              --           --        26,283
Merger-related
 expenses          2,271              --       (2,271)           --
Stock-based
 compensation                         --        2,422(j)      2,422
               ----------     -----------  -----------    ----------
 Operating
  earnings       152,590              --         (151)      152,439

Interest
 expense, net     18,635              --           --        18,635
Merger-related
 int. expense         --              --           --            --
               ----------     -----------  -----------    ----------
 Earnings
  (loss) before
  income tax
  exp.
  (benefit)      133,955              --         (151)      133,804

Income tax
 expense
 (benefit)        48,940              --          (56)(f)    48,884
               ----------     -----------  -----------    ----------

 Net earnings
  (loss)      $   85,015     $        --  $       (95)   $   84,920
               ==========     ===========  ===========    ==========


Net earnings
 (loss) per
 Class A & B
 common
 share-basic  $     1.17(h)  $        --                 $     1.17(i)
               ==========     ===========                 ==========


Weighted avg
 shares of
 common
 stock-basic      72,406              --           --        72,406
               ==========     ===========  ===========    ==========

Net earnings
 (loss) per
 Class A & B
 common
 share-
 diluted      $     1.10(h)  $        --                 $     1.10(i)
               ==========     ===========                 ==========


Weighted avg
 shares of
 common
 stock-
 diluted          77,387              --           --        77,387
               ==========     ===========  ===========    ==========


                            GAMESTOP CORP.
 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS


              Historical
For the       GameStop       Historical
 fifty-two       Corp.       Electronics
 weeks ended   January         Boutique                   GameStop
 January 28,      28,        October 8,    Pro Forma        Corp
 2006          2006(a)         2005(a)    Adjustments    Pro Forma
              ----------     -----------  -----------    ----------

Sales        $3,091,783     $ 1,302,107  $        --    $4,393,890

Cost of sales 2,219,753         935,175           --     3,154,928
              ----------     -----------  -----------    ----------
 Gross profit   872,030         366,932           --     1,238,962


S, G and A
 expenses       599,343         331,424           --       930,767
Depr. and
 Amort.          66,355          30,573       (2,640)(c)    94,288
Merger-related
 expenses        13,600           2,900      (16,500)           --
Stock-based
 compensation        --              --       10,581(j)     10,581
              ----------     -----------  -----------    ----------
 Operating
  earnings      192,732           2,035        8,559       203,326

Interest
 expense, net    25,292          (1,927)      54,974(d)(e)  78,339
Merger-related
 int. expense     7,518              --       (7,518)           --
              ----------     -----------  -----------    ----------
 Earnings
  (loss)
  before
  income tax
  exp.
  (benefit)     159,922           3,962      (38,897)      124,987

Income tax
 expense
 (benefit)       59,138           1,415      (14,933)(f)    45,620
              ----------     -----------  -----------    ----------

 Net earnings
  (loss)     $  100,784     $     2,547  $   (23,964)(g)$   79,367
              ==========     ===========  ===========    ==========


Net earnings
 (loss) per
 Class A & B
 common
 share-basic $     1.74(h)  $      0.10                 $     1.10(i)
              ==========     ===========                 ==========


Weighted avg
 shares of
 common
 stock-basic     57,920          25,065      (11,060)(g)    71,925
              ==========     ===========  ===========    ==========

Net earnings
 (loss) per
 Class A & B
 common
 share-
 diluted     $     1.61(h)  $      0.10                 $     1.04(i)
              ==========     ===========                 ==========


Weighted avg
 shares of
 common
 stock-
 diluted         62,486          25,396      (11,391)(g)    76,491
              ==========     ===========  ===========    ==========

                            GAMESTOP CORP.
          NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                       STATEMENTS OF OPERATIONS
                 (In thousands, except per share data)

(a) Certain reclassifications have been made to the historical presentation of GameStop and EB to conform to the presentation used in the unaudited pro forma consolidated statements of operations.

(b) The Unaudited Pro Forma Condensed Consolidated Statements of Operations exclude certain expenses of $1,500, $1,400 and $11,329 during the 13 weeks ended April 30, 2005, July 30, 2005 and October 29, 2005, respectively, and financing costs of $7,518 during the 13 weeks ended October 29, 2005, which are directly attributable to the merger and are believed to be of a one-time or short-term nature.

(c) To give effect to the intangible asset amortization and depreciation on the property and equipment adjustment based on the allocation of the purchase price over the estimated useful lives.

(d) To give effect to the interest expense incurred related to the receipt of $941,472 resulting from issuance of $650,000 in senior notes, at an interest rate of 8.0% and $300,000 in senior floating rate notes at an interest rate of LIBOR plus 3.875%. The senior notes were issued at a discount of $8,528 and interest expense includes the amortization of this discount over seven years.

(e) To give effect to the amortization of deferred financing fees over six and seven years to match the terms of the senior floating rate notes and the senior notes, respectively.

(f) Represents the aggregate pro forma effective income tax effect of Notes (c), (d), and (e) above.

(g) The pro forma earnings per share has been adjusted to reflect the issuance of 20,229 shares of GameStop Class A stock to EB common stockholders as if they were issued on January 30, 2005 and to reflect the elimination of the outstanding shares of Electronics Boutique as of October 8, 2005.

(h) The holders of Historical GameStop Class A and Class B common stock generally had identical rights, except that the holders of Historical GameStop Class A common stock were entitled to one vote per share and the holders of Historical GameStop Class B common stock were entitled to ten votes per share on all matters to be voted on by stockholders. Earnings per common share amounts represent per share amounts for both classes of common stock.

(i) The holders of GameStop Class A and Class B common stock generally have identical rights, except that the holders of GameStop Class A common stock are entitled to one vote per share and the holders of GameStop Class B common stock are entitled to ten votes per share on all matters to be voted on by stockholders. Earnings per common share amounts represent per share amounts for both classes of common stock.

(j) To give effect to the stock based compensation expense as if SFAS 123 (R) had been adopted as of January 30, 2005.

(k) To remove the effect of dilutive securities that are anti-dilutive in nature due to the pro forma loss in the 13 weeks ended April 30, 2005, July 20, 2005 and October 29, 2005.


    CONTACT: Media Contact:
             Chris Olivera
             Director, Public & Media Relations
             GameStop Corp.
             (817) 424-2130
             or
             Investor Contact:
             David W. Carlson
             Executive Vice President & Chief Financial Officer
             GameStop Corp.
             (817) 424-2130